Exhibit 99.5

                                                               EXECUTION VERSION

                             PEGASUS OFFER AGREEMENT

June 2, 2004

DEAR DBS PARTICIPANT:

         DIRECTV, Inc. ("DIRECTV"), with the consent of the National Rural Telecommunications Cooperative ("NRTC"), is pleased to offer Pegasus Satellite Television, Inc. and its subsidiaries or affiliates that have rights under existing Member Agreements (as defined below) (including, without limitation, Golden Sky Systems, Inc. and all other affiliated entities) (collectively, "you" or "Pegasus") the options described below (the "Offer") in this Pegasus Offer Agreement (including the applicable Annexes and Exhibits hereto and incorporated herein, this "Agreement") with respect to your provision of DIRECTV services and your current DIRECTV subscribers.

         As you know, (i) DIRECTV (as successor to Hughes Communication Galaxy, Inc.) and NRTC are parties to that certain DBS Distribution Agreement, dated as of April 10, 1992, as amended to the date hereof including without limitation on February 14, 1994 and pursuant to the Complete Restatement of Amended Term Sheet, effective August 5, 2003 (the "Settlement"), entered into by NRTC, DIRECTV and the representatives of the Class (as defined therein), and approved by the United States District Court for the Central District of California (such agreement, as so amended, is referred to herein as the "DBS Distribution Agreement"); (ii) you or a predecessor in interest entered into one or more NRTC/Member Agreement for Marketing and Distribution of DBS Services (as amended, including in 1994) with NRTC, which permitted you to distribute DIRECTV services; and (iii) you have acquired certain other NRTC Agreements originally entered into between NRTC and other of its members or affiliates pursuant to one or more agreements with such members and/or affiliates of NRTC (all such NRTC Agreements entered into or acquired by you, under which you have rights to distribute DIRECTV services, the "Member Agreements").

         As described in the notices previously sent to you by NRTC and DIRECTV, the DBS Distribution Agreement has been terminated effective as of June 1, 2004 and all of the Member Agreements have been terminated effective as of the earlier of August 31, 2004 or the Closing Date (defeated below), regardless of whether or not you accept the Offer set forth in this Agreement. Although not legally required to make this Offer, DIRECTV is providing you with the following options to provide Pegasus with compensation in exchange for certain commitments by Pegasus as set forth herein.

         THIS OFFER SHALL EXPIRE AT 5:00 P.M. (PACIFIC) ON AUGUST 31, 2004 (THE "EXPIRATION DATE"). IF DIRECTV HAS NOT RECEIVED YOUR OPTION SELECTION BY THE EXPIRATION DATE, THIS OFFER SHALL BE VOID AND DIRECTV SHALL HAVE NO FURTHER OBLIGATIONS IN CONNECTION HEREWITH.

         WE ENCOURAGE YOU TO RESPOND TO THIS OFFER PROMPTLY, AS YOU WILL RECEIVE THE MAXIMUM PAYMENT IF THIS OFFER IS CLOSED ON JUNE 30, 2004.

Please note that the following definitions apply to each of the options described below:

         (a) "Transferred Subscriber" means any Subscriber account of Pegasus as of the Closing Date (i) with a level of service at least equivalent to Core Programming, which account is not more than forty-five (45) days past due, and which, with respect to a Subscriber acquired within three months prior to the Closing Date, continues as a DIRECTV Subscriber account in good standing with Core Programming or a higher level of service for no less than ninety (90) days after the Closing Date or
         (ii) which, as of June 2, 2004, is in a "suspend" status for not more than 180 days and with an account balance which is not $0. Notwithstanding the foregoing, the number of "suspend" status Subscribers that are counted as Transferred Subscribers shall be capped at the actual number thereof as of June 2, 2004.

         (b) "Core Programming" means any of the Total Choice Packages or Select Choice, Economy Choice, DIRECTV Limited, NFL Sunday Ticket or premium services distributed under the Pegasus/DIRECTV Revised Seamless Consumer Program or their equivalents; and

         (c) "Subscriber" means a paying subscriber of any DIRECTV service in an active status with active services.

1. Options.

         You may only select one (1) of the following Options. Please indicate your selection by checking the appropriate box below.

PLEASE READ THIS ENTIRE AGREEMENT (INCLUDING THE ANNEXES ATTACHED HERETO) CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

|_|      Option A:  Buyout Lump-Sum Payment.

         By selecting this Option A, Pegasus hereby acknowledges that it shall receive from DIRECTV an amount equal to $675.00 per Transferred Subscriber payable in a single lump sum on the third business day after the Closing Date; provided, however, that such payment amount is based on the assumption that the Closing Date occurs by June 30, 2004. In the event that the Closing Date occurs after June 30, 2004, the applicable lump-sum payment shall be adjusted downward pro rata based on the number of weeks elapsed past June 30, 2004 (with a reduction of $2.88 per week per Transferred Subscriber for each week elapsed).

         Appropriate adjustments to the lump sum payment shall be made for (i) accounts receivable from Transferred Subscribers to Pegasus in existence as of the Closing Date, (ii) any accounts receivable pursuant to the Pegasus/DIRECTV Revised Seamless Consumer Program, (iii) payments owing from Pegasus to NRTC as of the Closing Date pursuant to the Member Agreements, (iv) any amounts payable to DIRECTV pursuant to the judgment in the Seamless Marketing case and (v) the total amount of any other claims (principal plus interest, costs and expenses, as applicable) against Pegasus or any of its affiliates that are held by DIRECTV as of the Closing Date. For purposes of clarity, no subscriber transfer payment or other amount shall be owed to Pegasus after payment of the final Buyout Lump-Sum Payment.

         In addition to the other acknowledgments and agreements herein, by accepting this Option A, Pegasus hereby (i) acknowledges that each of the Member Agreements have been terminated as of the Closing Date and
         (ii) acknowledges that it shall no longer possess an exclusive territory.

         If you select this Option A, please complete the payment instructions attached as Annex A hereto.

|_|      Option B:  Buyout Monthly Payment through June 30, 2008.

         By selecting this Option B-1, Pegasus hereby acknowledges that it shall receive from DIRECTV payments equal to $800 in the aggregate (i.e., $675 plus interest) per Transferred Subscriber (as defined below) payable in monthly payments of $16.67 (including interest) per Transferred Subscriber per month (as adjusted on a straight-line basis for any payment period of less than a month), commencing thirty (30) days following the Closing Date and ending June 30, 2008; provided, however, that such payment amount is based on the assumption that the Closing Date occurs on June 30, 2004. In the event that the Closing Date occurs after June 30, 2004, the aggregate amount that DIRECTV shall pay and Pegasus shall receive will be reduced based on the number of weeks elapsed past June 30, 2004 (with a reduction of $2.88 per Transferred Subscriber per week for each week elapsed).

         Appropriate adjustments to monthly payments shall be made for (i) accounts receivable from Transferred Subscribers to Pegasus in existence as of the Closing Date, (ii) any accounts receivable pursuant to the Pegasus/DIRECTV Revised Seamless Consumer Program, (iii) payments owing from Pegasus to NRTC as of the Closing Date pursuant to the Member Agreements, (iv) any amounts payable to DIRECTV pursuant to the judgment in the Seamless Marketing case and (v) the total amount of any other claims (principal plus interest, costs and expenses, as applicable) against Pegasus or any of its affiliates that are held by DIRECTV as of the Closing Date, with all such amounts being deducted from the first payments until all such amounts are paid. For purposes of clarity, no subscriber transfer payment or other amount shall be owed to Pegasus after payment of the final Buyout Monthly Payment.

         In addition to the other acknowledgments and agreements herein, by accepting this Option B, Pegasus hereby (i) acknowledges that each of the Member Agreements have been terminated as of the Closing Date and
         (ii) acknowledges that it shall no longer possess an exclusive territory.

         If you select this Option B, please complete the payment instructions attached as Annex B hereto.

2. Closing Date. DIRECTV will notify Pegasus in writing of the date on which DIRECTV is prepared to close; it being understood and agreed that DIRECTV will make a good faith effort to be prepared to close ten (10) business days after the date this Agreement is executed by you and timely received by DIRECTV on or prior to the Expiration Date. The closing date (the "Closing Date") upon which the transactions described in this Agreement (the "Transactions") shall become effective shall be the date that is the later to occur of (i) the date which DIRECTV notifies Pegasus in writing that DIRECTV is prepared to close as described in the foregoing sentence and (ii) if necessary, promptly (and in any event within 10 business days) after all regulatory approvals required with respect to the Transactions have been received by Pegasus and DIRECTV; provided, that this Agreement has been executed by you and timely received by DIRECTV on or prior to the Expiration Date.

IF THE CLOSING DATE IS AFTER JUNE 30, 2004, THE APPLICABLE PAYMENT AMOUNT WILL BE ADJUSTED DOWNWARD, AS APPROPRIATE, AS DESCRIBED IN SECTION 1 ABOVE.

3.       Representations, Warranties and Covenants.

(a) Authority. DIRECTV and Pegasus each represent and warrant to the other that it has all requisite power and authority (i) to execute, deliver and perform this Agreement (including the relevant Annexes and Exhibits attached to this Agreement and incorporated herein) and all agreements, documents and instruments executed and delivered by each in connection with this Agreement; (ii) to own, lease or operate its property and assets; and (iii) to carry on its business as presently conducted. Pegasus represents and warrants to DIRECTV that the parties signatory to this Agreement (other than DIRECTV and NRTC) constitute all of the Pegasus entities, subsidiaries and affiliates that are party to or entitled to any rights and benefits under any existing Member Agreement.

(b) Litigation. DIRECTV and Pegasus each represent and warrant to the other that, to the best of its knowledge, there is no outstanding or threatened judgment, threatened or pending litigation or proceeding, involving or affecting the transactions provided for in, or contemplated by, this Agreement, except as has been previously disclosed in writing by either party to the other.

(c) Laws. DIRECTV and Pegasus each shall comply with all FCC and other governmental (whether international, federal, state, municipal or otherwise) statutes, laws, rules, regulations, ordinances, codes, directives and orders of any such governmental agency, body or court applicable to it regarding the provision of DBS Services.

(d) HSR. Pegasus hereby acknowledges that if the value of Option A or Option B, as applicable, selected by Pegasus exceeds certain dollar thresholds, then Pegasus and DIRECTV could have notification obligations under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"). For Pegasus' convenience, Exhibit I attached hereto provides a summary of the Federal Trade Commission's guide for determining whether reporting is required under the HSR Act, including the minimum transaction value threshold of $50 million. Pegasus represents that, unless it has informed DIRECTV in writing to the contrary, Pegasus is not in a direct or indirect control relationship with any other member or affiliate of NRTC, the effect of which could be to require Pegasus and DIRECTV to file HSR Act notifications as described in Exhibit I.

(e) All Necessary Parties. Pegasus hereby represents and warrants to DIRECTV that the Pegasus entities who are signatories hereto are the only parties necessary to execute this Agreement for and on behalf of Pegasus and thereby create a valid and binding agreement enforceable against Pegasus in accordance with its terms.

4. Payment Instructions. Please complete the applicable payment instructions attached as Annex A and Annex B in connection with, respectively, Option A and Option B.

5. Delivery. This Agreement shall not be considered to have been delivered by you until DIRECTV has actually received an original executed copy thereof at the following delivery address:

         DIRECTV, Inc.
         Building R8, Mail Station N340
         El Segundo, California 90245
         Telephone:  (310) 964-5000
         Facsimile:  (310) 964-4884
         Attention:  Legal Department

         Delivery by facsimile will be considered to have been made upon transmission if the recipient has acknowledged receipt thereof and actually receives an original executed copy within three (3) business days thereafter. We recommend that you use a nationally-recognized overnight courier service (e.g., FedEx, UPS) to deliver each of the agreements.

6. Notices. All notices and other communications from either party to the other hereunder shall be in writing and shall be deemed received upon actual receipt when personally delivered, upon acknowledgment of receipt if sent by facsimile, or (other than for the delivery of executed agreements hereunder) upon the expiration of the third business day after being deposited in the United States mails, postage prepaid, certified or registered mail, addressed to the other party as follows:

         DIRECTV: DIRECTV, Inc.
                           Building R8, Mail Station N340
                           El Segundo, California 90245
                           Telephone:  (310) 964-5000
                           Facsimile:  (310) 964-4884
                           Attention:  Legal Department

         NRTC: National Rural Telecommunications Cooperative 2121 Cooperative Way, Suite 500
                           Herndon, VA  20171
                           Telephone:  (703) 787-0874
                           Facsimile:  (703) 787-9301
                           Attention:  General Counsel

         PEGASUS: At the address(es) set forth on the signature page hereto.

         Each party hereto may change its addresses or payment instructions by giving the other party notice thereof in conformity with this Section 6.

7.       General Release.

(a) Pegasus, on behalf of itself and its predecessors, successors, assigns, subsidiaries, divisions, affiliates, directors, officers and any person or entity claiming by, through, under it or on its behalf, or which is acting in concert with it (collectively, the "Pegasus Releases"), hereby releases and forever discharges (the "General Release"), as of the Closing Date, each of (i) DIRECTV and its subsidiaries and affiliates and all present and former directors, officers, agents, representatives, employees, successors and assigns of DIRECTV and its affiliates and DIRECTV's direct or indirect owners and (ii) NRTC and its subsidiaries and affiliates and all present and former directors, officers, agents, representatives, employees, successors and assigns of NRTC and its affiliates and NRTC's members (collectively, the "Released Parties"), from any and all claims, suits, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date this General Release becomes effective and enforceable) and whether known or unknown, suspected, or claimed against DIRECTV, NRTC and/or any of the Released Parties which Pegasus or any of its successors or assigns may have, including without limitation, which arise from either the Member Agreements, from the termination thereof in connection with the Offer or relating to dealings between NRTC and Pegasus (in each case, including, but not limited to, any allegation, claim or violation, arising under any local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies, practices or procedures of the Released Parties; or any claim for breach of contract (both express and implied), breach of a covenant of good faith and fair dealing (both express and implied), negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage; or any claim for costs, fees, or other expenses, including attorneys' fees incurred in these matters) (all of the foregoing collectively referred to herein as the "Claims").

(b) Pegasus hereby acknowledges that (i) any payments or benefits paid or granted to it pursuant to the Offer represent, in part, consideration for making this General Release and (ii) it will not receive any payments or benefits pursuant to the terms of the Offer unless its makes this General Release.

(c) Pegasus hereby represents that it has not made any assignment or transfer of any right, claim, demand, cause of action, or other matter covered by Section 7(a) above.

(d) In making this General Release, Pegasus acknowledges and intends that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. Pegasus expressly consents that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. Pegasus acknowledges and agrees that this waiver is an essential and material term of this General Release. Pegasus further agrees that in the event it should bring a Claim seeking damages against any of the Released Parties, this General Release shall serve as a complete defense to such Claims. Pegasus further agrees that it is not aware of any pending charge or complaint of the type described in Section 7(a) as of the execution of this General Release.

(e) Pegasus represents that it is not aware of any claim by it other than the Claims that are released by this General Release. Pegasus acknowledges that it may hereafter discover Claims or facts in addition to or different than those which it now knows or believes to exist with respect to the subject matter of this General Release and which, if known or suspected at the time of entering into this General Release, may have materially affected this General Release and its decision to enter into it. Nevertheless, Pegasus hereby waives any right, Claim or cause of action that might arise as a result of such different or additional Claims or facts and hereby expressly waives any and all rights and benefits confirmed upon it by the provisions of California Civil Code Section 1542, which provides as follows:



                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE GENERAL RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         Being aware of such provisions of law, Pegasus agrees to expressly waive and relinquish any and ail rights and benefits it may have thereunder, as well as under any similar law or common law principle of similar effect of any state or territory of the United States with respect to the Claims released hereby.

(f) Pegasus agrees that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by DIRECTV, NRTC, any Released Party or Pegasus of any improper or unlawful conduct.

(g) Whenever possible, each provision of this General Release shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8. Assignment. Pegasus hereby assigns to DIRECTV all its present and future right, title and interest in, under and with respect to all of its tangible and intangible rights and assets under the Member Agreements (including, without limitation, ownership and propriety interests in all subscribers to DIRECTV services and all lists of such subscribers).

9. Non-Competition. Pegasus hereby agrees that, until June 30, 2010, it shall not (a) share or sell its list of former and/or current DBS subscribers (or any portion thereof) to a multi-channel video provider other than DIRECTV, (b) market or solicit sales for direct-to-home satellite multi-channel video services or the related receiving equipment (other than (i) DIRECTV services, (ii) WildBlue Services and associated equipment and (iii) C-Band services and related equipment), or (c) share or sell its subscriber list related to non-DBS businesses to any multi-channel video distributor, unless all former and current DBS subscribers are excised from such list (i.e., no then-current or former (within the prior two-year period) DBS subscriber shall be included in a list sold to a multi-channel video distributor, even if such customer is or was a customer to a non-DBS business as well). It is expressly agreed and understood that the marketing or sale solely of WildBlue broadband internet services shall not be considered a violation of the non-competition provisions in this Section 9.

10. Post-Closing Adjustments. Pegasus hereby agrees that it is obligated to refund to DIRECTV all amounts received by Pegasus in respect of subscribers that no longer meet the Transferred Subscriber requirements ninety (90) days after the Closing Date.

11. Binding Agreement. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing contained in this Agreement shall be deemed to confer upon anyone other than the parties hereto (and their permitted successors and assigns) any legal right or equitable right, remedy or claim under or by reason of this Agreement.

12. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all counterparts together shall constitute but one and the same documents.

13. Governing Law. The existence, validity, construction, operation and effect of this Agreement shall be determined in accordance with and be governed by the laws of the State of California.

14. Entire Agreement; Amendment. This Agreement (including the applicable Annexes and Schedules attached hereto and incorporated by reference herein) constitutes the entire agreement among the parties and supersedes all previous understandings, commitments and representations concerning the subject matter. This Agreement may not be amended or modified in any way, except (i) as provided in the Agreement or (ii) by a writing signed by an authorized officer of the party against whom the amendment, modification or waiver is sought to be enforced.

15. Severability. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law. Wherever there is any conflict between any provision of this Agreement and any law, the law shall prevail and this Agreement shall be limited only to the extent necessary to permit compliance with the minimum legal requirements. No other provisions of this Agreement shall be affected and all other provisions shall continue in full force and effect.

16. Third-Party Beneficiary. The provisions of this Agreement are solely for the benefit of the parties hereto and are not intended to confer upon any person except the parties hereto any rights to enforce, benefit from or have any other rights or remedies hereunder, and there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third party with any remedy, claim, liability, reimbursement, cause of action, claim of action or other right in excess of those existing without reference to this Agreement. Notwithstanding anything in the foregoing to the contrary, it is expressly agreed and understood that NRTC (solely for the purposes of receiving and enforcing the General Release) and any other person or entity described generally in Section 7(a)(ii) above is an intended third party beneficiary of Section 7. Except as provided in the preceding sentence, no other persons or parties are intended as beneficiaries of this Agreement and none shall have rights to enforce or benefit from the provisions of this Agreement. DIRECTV and Pegasus acknowledge and agree that NRTC is not a party to this Agreement and is not bound by or liable to DIRECTV or Pegasus under the provisions of this Agreement.

17. NRTC Consent to Offer. NRTC consents to this Offer to Pegasus by DIRECTV, and to the right of Pegasus to enter into this Agreement with DIRECTV, notwithstanding NRTC's rights under and with respect to the Member Agreements prior to their termination. NRTC executes this Offer and the Agreement for the purpose, inter alia, of obtaining the General Release set forth above and the promise of Pegasus to pay amounts that may be due to NRTC under the Member Agreements or otherwise.

 WITNESS HEREOF, each of the undersigned hereby acknowledges that it has selected the Option indicated above and that it agrees to be bound by the terms of this Agreement, including the provisions of the applicable Annex incorporated by reference.

                                            PEGASUS SATELLITE TELEVISION, INC.

                  Address (for notices):
                                            ------------------------------------
                  Fax:
                                            ------------------------------------
                  Phone:
                                            ------------------------------------
                  e-mail:
                                            ------------------------------------

Date:
         ----------------------------

                                            Signed By:
                                                              -----------------
                                                              Name:
                                                              Title:


                                            GOLDEN SKY SYSTEMS, INC.

                  Address (for notices):
                                            ------------------------------------
                  Fax:
                                            ------------------------------------
                  Phone:
                                            ------------------------------------
                  e-mail:
                                            ------------------------------------

Date:
         ----------------------------

                                            Signed By:
                                                              ------------------
                                                              Name:
                                                              Title:


                                            PEGASUS COMMUNICATIONS CORPORATION

                  Address (for notices):
                                            ------------------------------------
                  Fax:
                                            ------------------------------------
                  Phone:
                                            ------------------------------------
                  e-mail:
                                            ------------------------------------

Date:
         ----------------------------

                                            Signed By:
                                                              ------------------
                                                              Name:
                                                              Title:

Instructions: Any other Pegasus entity, subsidiary or affiliate not listed on the prior signature page that is a party to or entitled to any rights and benefits under any existing Member Agreement must sign. Please attach additional signature pages, as needed.

IN WITNESS HEREOF, each of the undersigned hereby acknowledges that it has selected the Option indicated above and that it agrees to be bound by the terms of this Agreement, including the provisions of the applicable Annex incorporated by reference.


                                 Insert name of Pegasus entity signatory hereto:


       Address (for notices):
                                 -----------------------------------------------
       Fax:
                                 -----------------------------------------------
       Phone:
                                 -----------------------------------------------
       e-mail:
                                 -----------------------------------------------

Date:
         -----------------------


                                 Signed By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                 Insert name of Pegasus entity signatory hereto:


       Address (for notices):
                                 -----------------------------------------------
       Fax:
                                 -----------------------------------------------
       Phone:
                                 -----------------------------------------------
       e-mail:
                                 -----------------------------------------------

Date:
         -----------------------

                                 Signed By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

ACCEPTED AND AGREED:

DIRECTV, INC.


By:
    -----------------------------------------
         Michael W. Palkovic
         Executive Vice President and
         Chief Financial Officer

CONSENTED TO:

NATIONAL RURAL
TELECOMMUNICATIONS COOPERATIVE


By:
     -----------------------------------------
         B.R. Phillips III
         President and Chief Executive Officer

                                                                         Annex A

                          PEGASUS PAYMENT INSTRUCTIONS

1.       Option A. Pegasus has selected Option A as described in the Agreement.

2. Payment Instructions. The lump-sum payment described m the Agreement shall be paid on the third business day after the Closing Date by wire transfer to the following bank account of Pegasus.

             Member:
                                                      --------------------------
             Bank:
                                                      --------------------------
             ABA #:
                                                      --------------------------
             Acct. #:
                                                      --------------------------
             Account Name:
                                                      --------------------------
             Account Representative Contact Name:
                                                      --------------------------
             Account Representative Contact Phone:
                                                      --------------------------


Name of Member (as it appears on Existing Member
Agreement):
                                                      --------------------------

                                             By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                    (For Use by DIRECTV Only)

 1. Number of Transferred Subscribers (as of the Closing Date):

 2. Calculation of Lump-Sum Payment (subject to downward adjustment).

 $675.001 x                                =  $
             --------------------------        --------------------------------
                      (total Transferred               (Base Lump-Sum Amount)
                            Subscribers)

 3. Less adjustment for Accounts Receivable

 $                         -    $                     =    $
  ----------------------         -----------------          --------------------
 (Base Lump-Sum Payment)             (A/R)                    (Lump-Sum Payment)




----------------------
1  This assumes a Closing Date of June 30, 2004.

                                                                         Annex B

                          PEGASUS PAYMENT INSTRUCTIONS

1.       Option B. Pegasus has selected Option B as described in the Agreement.

2. Payment Instructions. The monthly payments specified in the Agreement shall be paid, commencing thirty (30) days after the Closing Date, by wire transfer to the following bank account of Pegasus.

             Member:
                                                         -----------------------
             Bank:
                                                         -----------------------
             ABA #:
                                                         -----------------------
             Acct. #:
                                                         -----------------------
             Account Name:
                                                         -----------------------
             Account Representative Contact Name:
                                                         -----------------------
             Account Representative Contact Phone:
                                                         -----------------------


Name of Member (as it appears on Existing Member
Agreement):
                                                      --------------------------
                                             By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                    (For Use by DIRECTV Only)

 l. Number of Transferred Subscribers (as of the Closing Date):

 2. Calculation of Monthly Payment (subject to downward adjustment).

 $16.67  x                            =        $
              ----------------------            -------------------------------
              (total Transferred               (Monthly Payment)
               Subscribers)

3. Less adjustment to initial Option B-1 Monthly Payment for Accounts Receivable

 $                      -    $                    =  $
  -------------------         -----------------       --------------------------
 (Monthly Payment)            (A/R)                   (initial Monthly Payment)

                      EXHIBIT I TO PEGASUS OFFER AGREEMENT

                  DETERMINING HART-SCOTT RODINO REPORTABILITY

As a general matter, the Act and the Rules require both acquiring and acquired persons to file notifications under the Program if all of the following conditions are met:

         a.       One person has sales or assets of at least $100 million;

         b.       The other person has sales or assets of at least $10 million;
                  and

         c. As a result of the transaction, the acquiring person will hold an aggregate amount of stock and assets of the acquired person valued at more than $50 million; or

         d. As a result of the transaction, the acquiring person will hold an aggregate amount of stock and assets of the acquired person valued at more than $200 million, regardless of the sales or assets of the acquiring and acquired persons.2

                  A.       Acquiring and Acquired Persons/Acquired Entity

The first step in determining reportability is to identify who the "acquiring person" and "acquired person" are. "Person" is defined in Rule 801.1(a)(1) and is the "ultimate parent entity" or "UPE" of the buyer or seller. That is, it is the entity that ultimately controls the buyer or seller.3 The "acquired entity" is the specific entity whose assets or voting securities are being acquired. The acquired entity may also be its own UPS or it may be an entity within the acquired person.

Thus, in an asset acquisition, the acquiring person is the UPE of the buyer, and the acquired person is the UPE of the seller. The acquired entity is the entity whose assets are being acquired.

                  B.       Size-of-Person Test

Once you have determined who the acquiring and acquired persons are, you must determine whether the size of each person meets the Act's minimum size criteria. This "size of person" test generally measures a company based on the person's last regularly prepared annual statement of

------------------
1 Excepts from the Federal Trade Commission's "Introductory Guide II to the Premerger Notification Program - To File Or Not To File - When You Must File a Premerger Notification Report Form." The full document and additional information is available at http://www.ftc.gov/bc/hsr/introguides/introguides.htm.

2 See ss. 7A (a)(3) of the Act.

3 See "control" under 801.1(b).

income and expenses and its last regularly prepared balance sheet.4 The size of a person includes not only the entity that is making the acquisition or whose assets or securities are being acquired, but also the UPE and any other entities the UPE controls.5

                  C.       Size-of-Transaction Test

The next step is to determine what voting securities, assets, or combination of voting securities and assets are being transferred in the proposed transaction. Then you must determine the value of the voting securities and/or assets as well as the percentage of voting securities that will be "held as a result of the transaction." Calculating what will be held as a result of the transaction (referred to as the "size of the transaction") is complicated and requires the application of several rules, including Rules 801.10, 801.12, 801.13, 801.14 and
801.15. Assets held as a result of the transaction include those that will be transferred in the proposed transaction as well as certain assets of the acquired person that the acquiring person has purchased within the time limits outlined in Rule 801.13.

Once it has been determined that a particular transaction is reportable, each party must submit its notification to the FTC and the DOJ. In addition, each acquiring person must pay a filing fee to the FTC for each transaction that it reports.

------------------

4 See Rule 801.11.
5 See Rule 801.1(a)(1).